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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY



                          SECURITIES PURCHASE AGREEMENT

                                 by and between

                             TRIPATH IMAGING, INC.,

                                       and

                          BECTON, DICKINSON AND COMPANY


                            dated as of July 31, 2001



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                          SECURITIES PURCHASE AGREEMENT


         THIS SECURITIES PURCHASE AGREEMENT dated as of July 31, 2001 (the "AGREEMENT") is made between TRIPATH IMAGING, INC., a corporation organized under the laws of the State of Delaware having its principal offices at 780 Plantation Drive, Burlington, NC 27215, ("TRIPATH"), and BECTON, DICKINSON AND COMPANY, a corporation organized under the laws of the State of New Jersey (the "PURCHASER").

                                  R E C I T A L

         TriPath desires to sell to the Purchaser, and the Purchaser desires to purchase from TriPath, shares of TriPath's common stock on the terms described herein.

         NOW THEREFORE, in consideration of the premises and of the covenants herein contained, the parties hereto mutually agree as follows:

         SECTION 1. Authorization for Sale of the Shares. Subject to the terms and conditions of this Agreement, TriPath has authorized the sale to the Purchaser of 2,500,000 shares of the Common Stock, par value $0.01 per share (the "COMMON STOCK"), of TriPath at a price per share of ten United States dollars ($10.00 USD). Collectively, the shares of Common Stock which may be purchased pursuant to this Section 1 are referred to herein as the "SHARES."

         SECTION 2. Sale of the Shares. TriPath shall sell to the Purchaser, and the Purchaser shall purchase from TriPath, upon the terms and conditions hereinafter set forth, the Shares for an aggregate purchase price (the "AGGREGATE PURCHASE Price") of $25,000,000 USD.

         SECTION 3. Delivery of the Shares at the Closing. The closing of the purchase and sale of the Shares (the "CLOSING") shall occur on July 31, 2001 (the "CLOSING DATE"). Subject to the terms and conditions of this Agreement, at the Closing, the Purchaser shall pay to TriPath an amount in cash or by wire transfer equal to the Aggregate Purchase Price, and TriPath shall deliver to the Purchaser one or more stock certificates representing the Shares, registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser.

         SECTION 4. Representations and Warranties of TriPath. TriPath represents and warrants to the Purchaser except as described on the Schedules delivered to the Purchaser by TriPath on the date hereof, as follows:

         4.1. Organization and Qualification. (a) TriPath and each TriPath Subsidiary (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as currently conducted. TriPath and each TriPath Subsidiary is duly qualified and licensed as a foreign corporation to do business, and is in good standing (and has paid all relevant franchise or analogous taxes), in each jurisdiction where the character of its assets owned or held under lease or the nature of its business makes such qualification necessary, except where the failure to so qualify or be licensed could not, individually or in the aggregate, reasonably be expected to have an MAE (as hereinafter defined).


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                  (b) Schedule 4.1(b) sets forth a complete and correct list of each corporation, limited liability company, partnership, business association, or other entity with respect to which TriPath has, directly or indirectly, ownership of or rights with respect to securities or other interests having the power to elect a majority of such entity's board of directors or analogous or similar governing body, or otherwise having the power to direct the management, business or policies of that corporation, limited liability company, partnership, business association or other entity (a "TRIPATH SUBSIDIARY"). Except as set forth on Schedule 4.1(b), TriPath owns, either directly or indirectly through one or more TriPath Subsidiaries, all of the capital stock or other equity interests of the TriPath Subsidiaries free and clear of all liens, charges, claims, security interests, restrictions, options, proxies, voting trusts or other encumbrances (collectively, "ENCUMBRANCES"), other than transfer restrictions imposed by applicable laws, statutes, rules, regulations, orders or other restrictions of any court or governmental entity applicable to the businesses conducted by TriPath and the TriPath Subsidiaries (collectively, the "LAWS"). All of the issued and outstanding shares of capital stock or other equity interests of each of the TriPath Subsidiaries held directly or indirectly by TriPath have been duly authorized and are validly issued, fully paid and nonassessable. No shares of capital stock or other equity interests of any of the TriPath Subsidiaries are entitled to preemptive rights. Except as set forth on Schedule 4.1(b) or as disclosed in all reports (the "EXCHANGE ACT REPORTS") filed by TriPath with the Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT") and Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), there are no outstanding subscription rights, options, warrants, convertible or exchangeable securities or other rights granted by TriPath or a TriPath Subsidiary relating to issued or unissued capital stock or other equity interests of any of the TriPath Subsidiaries, or any contracts, agreements or commitments entered into by TriPath or a TriPath Subsidiary relating to issued or unissued capital stock or other equity interests of any of the TriPath Subsidiaries or pursuant to which TriPath or any of the TriPath Subsidiaries is or may become bound to issue or grant additional shares of any TriPath Subsidiary's capital stock or other equity interests or related subscription rights, options, warrants, convertible or exchangeable securities or other rights, or to grant preemptive rights relating to any TriPath Subsidiary's securities. Except as set forth on Schedule 4.1(b) or as disclosed in the Exchange Act Reports, there are no voting trusts, stockholders agreements, proxies or other contracts, agreements or commitments or understandings to which any of the TriPath Subsidiaries is a party with respect to the voting or transfer of any capital stock or other equity interest of any of the TriPath Subsidiaries and no TriPath Subsidiary has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth on Schedule 4.1(b), TriPath does not own, directly or indirectly, any interest in any corporation, limited liability company, partnership, business association or other entity.

         4.2. Authorized Capital Stock. As of June 28, 2001, the authorized capital stock of TriPath consisted of (a) 49,000,000 shares of Common Stock, of which 34,325,362 are validly issued and outstanding, fully paid and non-assessable, and (b) 1,000,000 shares of undesignated preferred stock, $0.01 par value per share, none of which are issued and outstanding. As of June 28, 2001, there were 4,571,325 shares of Common Stock reserved for issuance under TriPath's 1996 Equity Incentive Plan (the "EQUITY PLAN"), and options to purchase 2,811,077 shares of Common Stock were outstanding as of such date under the Equity Plan. As of June 28, 2001, there were 300,000 shares of Common Stock reserved for issuance under TriPath's 1997



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Director Stock Option Plan (the "DIRECTOR PLAN"), and options to purchase 20,000 shares of Common Stock were outstanding as of such date under the Director Plan. As of June 28, 2001, there were 350,713 shares of Common Stock reserved for issuance upon exercise of options to purchase 350,713 shares of Common Stock issued under the NeoPath 1989 Stock Option Plan (the "1989 Plan"), and which options were assumed by TriPath in its acquisition of NeoPath, Inc. As of June 28, 2001, there were 124,156 shares of Common Stock reserved for issuance upon exercise of options to purchase 124,156 shares of Common Stock issued under the NeoPath 1999 Plan (the "1999 PLAN"), and which options were assumed by TriPath in its acquisition of NeoPath, Inc. As of June 28, 2001, there were 103,527 shares of Common Stock reserved for issuance upon exercise of options to purchase 103,527 shares of Common Stock issued under the NeoPath Director Plan (the "NEOPATH DIRECTOR PLAN"), and which options were assumed by TriPath in its acquisition of NeoPath, Inc. As of June 28, 2001, there were warrants outstanding to purchase 5,302,283 shares of Common Stock at an average exercise price of $11.15 per share. All of the issued and outstanding shares of TriPath's capital stock have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with applicable Federal and state securities laws. Except as described herein or on Schedule 4.2, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) granted by TriPath to purchase or acquire any shares of TriPath's capital stock is authorized or outstanding, (ii) there is not any commitment or offer of TriPath to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock, any evidences of indebtedness or assets of TriPath, (iii) TriPath does not have any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) there are no restrictions on the transfer of TriPath's capital stock other than those arising from securities laws or under this Agreement. Except as contemplated by this Agreement or otherwise disclosed in Schedule 4.2, no person or entity is (i) entitled to any preemptive or similar right with respect to the issuance of any capital stock of TriPath, (ii) entitled to any rights with respect to the registration of any capital stock of TriPath under the Securities Act, or (iii) to TriPath's knowledge, a party to any voting trust, stockholders agreements, proxies, agreements or other undertakings in effect with respect to the voting or transfer of any of TriPath's securities.

         4.3. Consents; Due Execution; Delivery and Performance of the Agreement. TriPath's execution, delivery and performance of this Agreement (a) has been duly authorized under Delaware law by all requisite corporate action by TriPath, (b) will not violate any Law or the Restated Certificate of Incorporation, as amended, or the Restated By-laws of TriPath or other organizational documents of any TriPath Subsidiary or any provision of any material indenture, mortgage, agreement, contract or other material instrument to which TriPath or any TriPath Subsidiary is a party or by which any of their respective properties or assets is bound as of the date hereof, (c) require any consent by any person or entity under, constitute or result (upon notice or lapse of time or both) in a breach of any term, condition or provision of, or constitute a default or give rise to any right of termination or acceleration under any such indenture, mortgage, agreement, contract or other material instrument or result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance, of any material nature whatsoever, upon any properties or assets of TriPath or any TriPath Subsidiary, or (d) will not constitute a "Change in Control" of TriPath under any agreement, contract or commitment to which an officer of TriPath and TriPath are parties or under any of the Compensation and Benefit



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Plans (as hereinafter defined). The issuance, sale and delivery of the Shares in accordance with this Agreement have been duly authorized and reserved for issuance, as the case may be, by all necessary corporate action on the part of TriPath. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, will be duly and validly issued, fully paid and non-assessable. Upon its execution and delivery, and assuming the valid execution thereof by the Purchaser, the Agreement will constitute a valid and binding obligation of TriPath, enforceable against TriPath in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         For purposes of this Agreement, "Code" shall mean the Internal Revenue Code of 1986, as amended.

         For purposes of this Agreement, "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         For purposes of this Agreement, "ERISA Affiliate" shall mean each business or entity which is a member of a "controlled group of corporations," under "common control" or a member of an "affiliated service group" with TriPath or any of the TriPath Subsidiaries within the meaning of Sections 414(b), (c) or
(m) of the Code, or required to be aggregated with TriPath under Section 414(o) of the Code, or is under "common control" with TriPath, within the meaning of
Section 4001(a)(14) of ERISA, and the regulations promulgated and proposed thereunder.

         For purposes of this Agreement, "Compensation and Benefit Plans" shall mean all bonus, vacation, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock and stock option plans, all employment or severance contracts, all medical, dental, disability, health and life insurance plans, all other material employee benefit and fringe benefit plans, contracts or arrangements and any applicable "change of control" or similar provisions in any plan, contract or arrangement sponsored, maintained or contributed to by TriPath or any TriPath Subsidiary for the benefit of officers, former officers, employees, former employees, directors, former directors, or the beneficiaries of any of the foregoing or pursuant to which TriPath, any of the TriPath Subsidiaries or any ERISA Affiliate has or may have any liability or obligation, contingent or otherwise.

         4.4. Exempt Transaction. Subject to the accuracy of the Purchaser's representations in Section 5 of this Agreement, the issuance of the Shares will constitute a transaction exempt from the registration requirements of Section 5 of the Securities Act in reliance upon Regulation D under the Securities Act.

         4.5. Disclosure. Neither this Agreement nor the schedules hereto contain any untrue statement of a material fact or omit to state a material fact necessary in order to make each statement contained herein or therein not misleading. There is no fact which TriPath has not disclosed to the Purchaser in writing and of which any of its directors or executive officers is



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aware (other than general economic conditions) and which has had or would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of TriPath and the TriPath Subsidiaries taken as a whole (an "MAE"). TriPath is not aware of any event occurring on or prior to the Closing Date (other than the transactions effected hereby) that would require the filing of, or with respect to which TriPath intends to file, a Form 8-K after such date. TriPath is not aware of any fact, the occurrence or non-occurrence of which would materially impair its ability to perform its obligations under the Additional Agreements (as defined in Section 6.5), in accordance with their terms, other than securing additional financing or general market conditions.

         4.6. Additional Information. All Exchange Act Reports when filed did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. TriPath has timely made all filings with the SEC which it is required to make, and TriPath has not received any request from the SEC to file any amendment or supplement to any such reports.

         4.7. No Material Changes. As of the date hereof, there has been no event, occurrence, development or state of circumstances or facts which has had or could reasonably be expected to have, individually or in the aggregate, an MAE since the filing date of TriPath's last Exchange Act Report.

         4.8. Governmental Consents. Except as disclosed in any Exchange Act Report, no permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority or with NASDAQ is required, which has not been obtained, in connection with the execution, delivery and performance by TriPath of this Agreement, the consummation of any of the transactions contemplated hereby, or the conduct or operation of the business of TriPath and the TriPath Subsidiaries.

         4.9. Compliance with Laws; Litigation. Neither TriPath nor any TriPath Subsidiary has violated any law or any governmental regulation or requirement which violation could reasonably be expected to have an MAE. There is no claim, suit, litigation, investigation, arbitration or other proceeding pending or threatened against TriPath, the TriPath Subsidiaries or any of its or their executive officers which could reasonably be expected to have an MAE.

         4.10. Financial Statements. The audited consolidated balance sheet as of December 31, 2000 and the related audited consolidated statement of operations and cash flows for the year ended December 31, 2000, and the unaudited interim consolidated balance sheet for the three months ended March 31, 2001 and the related unaudited interim consolidated statements of operations and cash flows for the three months ended March 31, 2001, of TriPath and the TriPath Subsidiaries as set forth in the applicable Exchange Act Report fairly present, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of TriPath and the TriPath Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements). Neither TriPath nor any of the TriPath Subsidiaries has any liability or obligation, except (i) liabilities



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and obligations in the respective amounts reflected or reserved against in the consolidated balance sheet of TriPath and the TriPath Subsidiaries as of March 31, 2001 or not required under generally accepted accounting principles to be reflected in such balance sheet, or (ii) liabilities and obligations incurred in the ordinary course of business since March 31, 2001 which could not, individually or in the aggregate, reasonably be expected to have an MAE.

         4.11. Material Contracts. Each of the agreements, contracts, leases and commitments listed as an exhibit to any report filed by TriPath with the SEC is a legal and valid agreement, binding on TriPath or a TriPath Subsidiary, as the case may be, pursuant to its terms, and is in full force and effect, and none of TriPath, such TriPath Subsidiary or, to the knowledge of TriPath, any other party thereto is in default or breach, in each case in any material respect, and, no event or circumstance with respect to any such agreement, contract, lease or commitment has occurred that, with notice or lapse of time or both, would reasonably be expected to constitute an MAE.

         4.12. Taxes. Each of TriPath and the TriPath Subsidiaries have duly filed all federal, state and other Tax Returns required by law to be filed by it except where failure to file such Tax Returns could not individually or in the aggregate, be expected to have an MAE and have paid all Taxes which are due and payable by TriPath or any TriPath Subsidiary, except any such Taxes, which could not, individually or in the aggregate, reasonably be expected to have an MAE or
(i) the payment of which is being contested in good faith by appropriate proceedings, and (ii) for which adequate reserves have been provided on the books of TriPath or a TriPath Subsidiary, as applicable. Neither the Internal Revenue Service nor any other taxing authority has asserted any claim for Taxes, nor to the knowledge of TriPath, is threatening to assert any claims for Taxes, against TriPath or any of the TriPath Subsidiaries which claims, if determined adversely to TriPath or any of the TriPath Subsidiaries, would, individually or in the aggregate, reasonably be expected to have an MAE. TriPath and each of the TriPath Subsidiaries have withheld or collected and paid over to the appropriate governmental entities (or are properly holding for such payment) all Taxes required by law to be withheld or collected, except for amounts which could not, individually or in the aggregate, reasonably be expected to have an MAE. There are no liens for Taxes upon the assets of TriPath or any of the TriPath Subsidiaries (other than liens for Taxes that are not yet due), except for liens which could not, individually or in the aggregate, reasonably be expected to have an MAE. Neither TriPath nor any of the TriPath Subsidiaries (i) has any liability or obligation under Treasury Regulation Section 1.1502-6 or analogous state, local, or foreign law provision, except to the extent any such debt, liability or obligation could not, individually or in the aggregate, reasonably be expected to have an MAE, or (ii) is a party to a Tax sharing or Tax indemnity agreement or any other agreement, contract or commitment of a similar nature with any entity other than TriPath or any of the TriPath Subsidiaries that remains in effect and under which TriPath or any of the TriPath Subsidiaries could have any material liability for Taxes. No claim has been made by a taxing authority in a jurisdiction where TriPath or any of the TriPath Subsidiaries does not file Tax Returns that TriPath or any of the TriPath Subsidiaries is or may be subject to taxation by that jurisdiction where such claim, if determined adversely to TriPath or any of the Subsidiaries, would, individually or in the aggregate, reasonably be expected to have an MAE. Neither TriPath nor any of the TriPath Subsidiaries is the subject of any currently ongoing audit or examination with respect to a material amount of Taxes, nor, to the knowledge of TriPath, has any such audit been threatened or proposed, by any taxing authority.



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         "Tax" and "Taxes" shall means any and all federal, state, local, foreign or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any taxing authority, including, without limitation, taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem or value added, and includes, without limitation, any liability for Taxes of another person, as a transferee or successor, under Treas. Reg. ss. 1.1502-6 or analogous provision of Law or otherwise.

         "Tax Return" shall mean any return, report or similar statement (including the attached schedules) required to be filed with respect to any Tax, including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

         4.13. Intellectual Property. TriPath and each TriPath Subsidiary owns, or has the legal right to use, all material intellectual property rights necessary for each of them to conduct its business. Except as disclosed in any Exchange Act Report, no claim has been asserted and is pending by any person or entity challenging or questioning the use of any such intellectual property right or the validity or effectiveness of any such intellectual property right, nor does TriPath know of any facts or circumstances that could provide a reasonable basis for any such claim. Except as disclosed in any Exchange Act Report, to the knowledge of TriPath, the use of such intellectual property rights by TriPath and the TriPath Subsidiaries does not infringe on the rights of any person or entity.

         4.14. Environmental Compliance. (a) No notice, notification, demand, request for information, citation, summons, complaint or order has been issued, no complaint has been filed, no penalty has been assessed and to TriPath's knowledge, no investigation or review is pending or threatened by any governmental or other entity (i) with respect to any alleged material violation by TriPath or any TriPath Subsidiary of any Environmental Law, (ii) with respect to any alleged failure by TriPath or any TriPath Subsidiary to have any material Environmental Permit or (iii) with respect to any release, as defined in 42 U.S.C. Section 9601(22), of any Hazardous Substance. To the knowledge of TriPath, no release, as defined in 42 U.S.C. Section 9601(22), of any Hazardous Substance has occurred at or on any property now or previously owned or leased by TriPath or any of the TriPath Subsidiaries which could reasonably be expected to have, individually or in the aggregate, an MAE. To TriPath's knowledge, there are no material Environmental Liabilities (as defined below).

         (b) For purposes of this Section:

         "ENVIRONMENTAL LAWS" means any federal, state, local or foreign law (including, without limitation, common law), treaty, judicial decision, regulation, rule, judgment, order, decree, injunction, permit or governmental restriction or requirement or any agreement with any governmental authority or other Person, whether now or hereafter in effect, relating to human health and safety, the environment or to hazardous substances.



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         "ENVIRONMENTAL LIABILITIES" means all liabilities of TriPath and the
TriPath Subsidiaries, whether contingent or fixed, which arise under or relate to matters covered by Environmental Laws.

         "ENVIRONMENTAL PERMITS" means all permits, licenses, franchises, certificates, approvals and other similar authorizations of governmental authorities relating to or required by Environmental Laws and affecting, or relating in any way to, the business of TriPath or any TriPath Subsidiary.

         "HAZARDOUS SUBSTANCES" means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material, or any substance, waste or material having any constituent elements displaying any of the foregoing characteristics, including, without limitation, petroleum, its derivatives, by-products and other hydrocarbons, and any substance, waste or material regulated under any Environmental Law.

         4.15. Finder's Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of TriPath or any of its affiliates which might be entitled to any fee or commission from TriPath or any of its affiliates upon consummation of the transactions contemplated by this Agreement.

         4.16. Employee Benefit Plans. (a) Schedule 4.16 sets forth a complete and correct list of (i) each material Compensation and Benefit Plan, and (ii) each Compensation and Benefit Plan (whether or not material) which contains a "change of control" or similar provision. TriPath has heretofore delivered or made available to the Purchaser complete and correct copies of all such Compensation and Benefit Plans and any amendments thereto (or if a Compensation and Benefit Plan is not in written form, a written description thereof), any related trust or other funding agreement or vehicle, the most recent reports or summaries required under ERISA or the Code and, with respect to each Compensation and Benefit Plan intended to qualify under Section 401 of the Code, the most recent determination letter received from the Internal Revenue Service.

         (b) TriPath, each of the TriPath Subsidiaries and each ERISA Affiliate have performed in all material respects all obligations required to be performed by them under each Compensation and Benefit Plan and none of TriPath, any of the Subsidiaries or any ERISA Affiliate is in material default under or in material violation of any Compensation and Benefit Plan. Each Compensation and Benefit Plan has in all material respects been established, operated, maintained and administered, as the case may be, in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including, but not limited to, ERISA and the Code.

         (c) Except as set forth on Schedule 4.16, at no time has TriPath, any of the TriPath Subsidiaries or any ERISA Affiliate contributed to or been required to contribute to, or incurred any withdrawal liability (within the meaning of Section 4201 of ERISA) to, any Compensation and Benefit Plan that is a "multi-employer plan" within the meaning of Sections 3(37) or 400 1(a)(3) of ERISA (a "MULTI-EMPLOYER PLAN").



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         (d) None of TriPath, any of the TriPath Subsidiaries or any ERISA
Affiliate (i) presently sponsors, maintains or contributes to, (ii) is required to sponsor, maintain or contribute to or (iii) has ever sponsored, maintained, contributed to or been required to contribute to, any Compensation and Benefit Plan (other than a Multi-Employer Plan) that is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA and that is subject to Title IV of ERISA.

         4.17. Listing on NASDAQ. The Common Stock is listed for quotation on the Nasdaq National Market ("NASDAQ"), and trading in the Common Stock on such market has not been suspended. TriPath is in full compliance with the continued listing criteria of Nasdaq, and does not reasonably anticipate that the Common Stock will lose its listing on Nasdaq, whether by reason of the transactions contemplated by this Agreement or the other transaction documents contemplated hereby, or otherwise and is not aware of any inquiry by or received any notice from Nasdaq, or any other self-regulatory or governmental entity, regarding any failure or alleged failure by TriPath to comply with such criteria or any other requirements of such entity or applicable law.

         SECTION 5. Representations and Warranties of the Purchaser.

         5.1. Investment Representations. The Purchaser represents and warrants to TriPath that:

         (a) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by companies comparable to TriPath, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares;

         (b) the Purchaser is acquiring the Shares in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares, except as may be contemplated by that certain Profit Sharing Agreement between Purchaser and Millennium Pharmaceuticals, Inc. of even date herewith and not in violation of any federal and state securities laws.

         (c) the Purchaser understands that the Shares are "restricted securities" under the federal securities laws inasmuch as they are being acquired from TriPath in an exempt transaction pursuant to Regulation D under the Securities Act and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection the Purchaser represents that it is familiar with Regulation D and SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act;

         (d) the Purchaser qualifies as an "accredited investor" within the meaning of Rule 501(a)(3) of Regulation D promulgated under the Securities Act and is domiciled in the state of New Jersey;

         (e) the Purchaser agrees to resell the Shares only pursuant to registration under the Securities Act, or pursuant to an available exemption from registration and agrees not to engage in hedging transactions with regard to such Securities unless in compliance with the Securities Act; and

         (f) the Purchaser understands that the certificates evidencing the Shares shall bear the following legend unless and until the resale of the Shares pursuant to an effective Registration Statement or until the Shares may be sold or transferred under Rule 144 without restrictions.

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT , OR, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TRIPATH THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH SUCH ACT. THESE SECURITIES ARE ALSO SUBJECT TO A LOCK-UP PROVISION SET FORTH IN A CERTAIN SECURITIES PURCHASE AGREEMENT DATED JULY 31, 2001 BETWEEN TRIPATH AND THE HOLDER.

         5.2. Due Execution, Delivery and Performance of the Agreement. The Purchaser further represents and warrants to, and covenants with, TriPath that
(a) such Purchaser is a corporation duly organized and validly existing and in good standing under the laws of New Jersey and has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (b) the execution, delivery and performance of this Agreement will not violate any law or the charter documents of such Purchaser or any other corporation of which such Purchaser owns at least 50% of the outstanding voting stock (a "PURCHASER SUBSIDIARY") or any provision of any material indenture, mortgage, agreement, contract or other material instrument to which such Purchaser or any Purchaser Subsidiary is a party or by which such Purchaser, any Purchaser Subsidiary, or any of their respective properties or assets is bound as of the date hereof, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other material instrument or result in the creation or imposition of any Encumbrance, of any material nature whatsoever, upon any assets of such Purchaser or any Purchaser Subsidiary, and (c) upon the execution and delivery of this Agreement, and assuming the valid execution thereof by TriPath, this Agreement shall constitute a valid and binding obligation of such Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION 6. Conditions to the Obligations of the Purchaser.

         The obligations of the Purchaser under this Agreement are subject to the fulfillment, or the waiver by the Purchaser in its sole discretion, of the conditions set forth in this Section 6 on or before the Closing Date.

         6.1. Accuracy of Representations and Warranties. Each representation and warranty of TriPath contained in this Agreement shall be true on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

         6.2. Performance. TriPath shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by TriPath prior to or at the Closing.

         6.3. Opinion of Counsel. The Purchaser shall have received an opinion from Palmer & Dodge LLP, counsel to TriPath, dated as of the Closing Date, addressed to the Purchaser, and substantially in the form attached hereto as Exhibit A.

         6.4. Consents and Approvals. TriPath shall have delivered to the Purchaser any required consents or approvals.

         6.5. Additional Agreements.

                  (a) TriPath shall have executed and delivered to the Purchaser the License and Intellectual Property Access Agreement (the "LICENSE AGREEMENt") dated as of the date hereof between Purchaser and TriPath.

                  (b) TriPath and TriPath Oncology, Inc., a wholly-owned subsidiary of TriPath ("NEWCO"), shall have executed and delivered to the Purchaser, the Development and License Agreement (the "DEVELOPMENT AGREEMENT") dated as of the date hereof among Purchaser, TriPath and Newco, and all conditions to the obligations of Purchaser under the Development Agreement shall have been satisfied or waived by Purchaser.

                  (c) TriPath, Newco and Millennium Pharmaceuticals, Inc. ("MILLENNIUM") shall have executed and delivered to Purchaser the Sublicense Agreement (the "TRIPATH SUBLICENSE") dated as of the date hereof, among Purchaser, TriPath, Newco and Millennium.

                  (d) TriPath and Newco shall have executed and delivered to Purchaser the Transitional Services Agreement (the "TRANSITIONAL AGREEMENT") dated as of the date hereof among Purchaser, Newco and TriPath.

                  (e) TriPath shall have executed and delivered to the Purchaser the Option Agreement (the "OPTION AGREEMENt") dated as of the date hereof between Purchaser and TriPath.

The License Agreement, Development Agreement, TriPath Sublicense, the Transition Agreement and the Option Agreement are collectively referred to as the "ADDITIONAL AGREEMENTS."

         6.6. Certificates and Documents. TriPath shall have delivered to counsel to the Purchaser:

         (a) a certificate of the Secretary or Assistant Secretary of TriPath dated as of the Closing Date, certifying as to (i) the incumbency of officers of TriPath executing this Agreement, the Additional Agreements and all other documents executed and delivered in connection herewith, (ii) a copy of the By-Laws of TriPath, as in effect on and as of the Closing Date, and (iii) a copy of the resolutions of the Board of Directors of TriPath authorizing and approving TriPath's execution, delivery and performance of this Agreement, the Additional Agreements and all matters in connection with this Agreement, the Additional Agreements and the transactions contemplated hereby and thereby;

         (b) a certificate of the Secretary or Assistant Secretary of Newco dated as of the Closing Date, certifying as to (i) the incumbency of officers of Newco executing the Additional Agreements and all other documents executed and delivered in connection herewith, (ii) a copy of the By-Laws of Newco, as in effect on and as of the Closing Date, and (iii) a copy of the resolutions of the Board of Directors of Newco authorizing and approving the execution, delivery and performance of the Additional Agreements, and all matters in connection therewith, and the transactions contemplated thereby; and

         (c) a certificate, executed by the President of TriPath as of the Closing Date, certifying to the fulfillment of all of the conditions to the Purchaser's obligations under this Agreement, as set forth in this Section 6.

         6.7. Other Matters. All corporate and other proceedings in connection with the transactions contemplated at the Closing by this Agreement, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance and form to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         SECTION 7. Conditions to the Obligations of TriPath.

         The obligations of TriPath under this Agreement are subject to the fulfillment, or the waiver by TriPath in its sole discretion, of the conditions set forth in this Section 7 on or before the Closing Date.

         7.1. Accuracy of Representations and Warranties. Each representation and warranty of the Purchaser contained in this Agreement shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

         7.2. License and Development Agreements. The Purchaser shall have executed and delivered to TriPath and Newco, as the case may be, the License Agreement, the Development Agreement, the TriPath Sublicense, the Transition Agreement and the Option Agreement. All conditions to the obligations of TriPath and Newco under the Development Agreement shall have been satisfied or waived by TriPath or Newco, as applicable.

         7.3. Performance. The Purchaser shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Purchaser prior to or at the Closing.

         7.4. Opinion of Counsel. TriPath and Newco shall have received an opinion from the Purchaser's counsel, dated as of the Closing Date, addressed to TriPath and Newco, and substantially in the form attached hereto as Exhibit B.

         7.5. Certificate of Purchaser. The Purchaser shall have delivered to counsel for TriPath:

                  (a) a certificate of the Secretary or Assistant Secretary of Purchaser dated as of the Closing Date, certifying as to (i) the incumbency of officers of Purchaser executing this Agreement, the Additional Agreements and all other documents executed and delivered in connection herewith, (ii) a copy of the By-Laws of Purchaser, as in effect on and as of the Closing Date, and
(iii) a copy of the resolutions of the Board of Directors of Purchaser authorizing and approving Purchaser's execution, delivery and performance of this Agreement, the Additional Agreements and all matters in connection with this Agreement, the Additional Agreements and the transactions contemplated hereby and thereby; and

                  (b) a certificate, executed by an executive officer of Purchaser as of the Closing Date, certifying to the fulfillment of all of the conditions to TriPath's obligations under this Agreement, as set forth in this
Section 7.

         7.6. Other Matters. All corporate and other proceedings in connection with the transactions contemplated at the Closing by this Agreement, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in substance and form to TriPath and its counsel, and TriPath and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         SECTION 8. Covenants of TriPath.

         8.1. Consummation of Agreement. TriPath shall use its best efforts to perform and fulfill all conditions and obligations to be performed and fulfilled by it under this Agreement and further to ensure that to the extent in its control or capable of influence by it, no breach of any of its representations, warranties and agreements hereunder or contemplated hereby occurs or exists on or prior to the Closing to the end that the transactions contemplated by this Agreement shall be fully carried out in a timely fashion.

         8.2. Registration of Shares.

         (a) Demand Registration. Subject to the lock-up contained in Section 8.3, commencing 270 days following the Closing Date, if on any occasion the Purchaser shall notify TriPath in writing that it intends to offer or cause to be offered any Registrable Shares (which term shall mean (i) the Shares, including any shares of Common Stock issued with respect to the Shares in connection with any stock dividend or stock split and (ii) any other shares of common stock held by the Purchaser or any affiliate (as such term is defined in Section 144(a)(1) of Rule

144 under the Securities Act) of the Purchaser on the date hereof for public sales, TriPath covenants and agrees that it will:

                  (i) promptly following such notice, prepare and file a registration statement (including, if so requested by the Purchaser, a shelf registration) on one or more Forms S-1 (or Forms S-3 if TriPath meets the eligibility requirements set forth in paragraph I of the General Instructions to Form S-3 for the use of such Form for the registration of securities in a transaction involving secondary offerings, as described in such General Instructions), covering the resale of all (or such part as may be requested by the Purchaser) of the Registrable Shares by the Purchaser (or any other form of registration statement promulgated by the SEC which would cover the resale of the Registrable Shares); provided that, TriPath shall not be required to effect more than one registration hereunder in any 12-month period, and TriPath shall use its best efforts to cause such registration statement to become effective in order that the Purchaser may sell its Registrable Shares in accordance with the proposed plan of distribution;

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement(s) and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the resale of the Registrable Shares covered by such registration statement(s) until such time as the Purchaser can sell all Registrable Shares then held by the Purchaser in any three-month period;

                  (iii) furnish the Purchaser with such number of copies of such prospectus as it may reasonably request in order to facilitate the resale of the Registrable Shares;

                  (iv) take any other actions as may be necessary or useful, in the Purchaser's reasonable judgment, to facilitate the resales contemplated by such registration statement(s), including sending appropriate officers of TriPath to attend any "road shows" (scheduled at times and places mutually convenient to TriPath and the Purchaser) and otherwise using its reasonable efforts to cooperate in the marketing of securities so registered;

                  (v) file documents required of TriPath for blue sky clearance in states specified in writing by the Purchaser; provided, however, that TriPath shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is now not so qualified or has not so consented; and

                  (vi) bear all expenses in connection with the procedures set forth in paragraphs (i) through (v) of this Section 8.2(a) and the registration of the Registrable Shares pursuant to the registration statement(s), other than underwriting discounts and selling commissions related to the Shares being sold, and fees and expenses, if any, of counsel or other advisors to the Purchaser.

         (b) Piggyback Registration.

                  (i) TriPath will notify the Purchaser in writing at least 30 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of TriPath (including, but not limited to, registration statements relating to secondary offerings of securities of TriPath, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and, subject to the lock-up contained in
Section 8.3, will afford the Purchaser an opportunity to include in such registration statement all or part of such Registrable Shares held by the Purchaser. If the Purchaser desires to include in any such registration statement all or any part of the Registrable Shares held by it, it will, within 15 days after the above-described notice from TriPath, so notify TriPath in writing. Such notice will state the intended method of disposition of the Registrable Shares by the Purchaser. If the Purchaser decides not to include all of its Registrable Shares in any registration statement thereafter filed by TriPath, the Purchaser will nevertheless continue to have the right to include any Registrable Shares in any subsequent such registration statement or registration statements as may be filed by TriPath with respect to offerings of its securities, all upon the terms and subject to the conditions set forth herein.

                  (ii) If the registration statement under which TriPath gives notice under this Section 8.2(b) is for an underwritten offering, TriPath will so advise the Purchaser as a part of such notice. In such event, the right of the Purchaser to be included in a registration pursuant to this Section 8.2(b) will be conditioned upon the Purchaser's participation in such underwriting and the inclusion of the Purchaser's Registrable Shares in the underwriting to the extent provided herein. If the Purchaser proposes to distribute Registrable Shares through such underwriting, it will enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by TriPath. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting will be allocated: first, to TriPath; second, to Roche International Ltd.; third, to the Purchaser and, fourth, to all other holders of TriPath Common Stock requesting to be included in such registration.

                  (iii) TriPath will have the right to terminate or withdraw any registration initiated by it under this Section 8.2(b) prior to the effectiveness of such registration whether or not the Purchaser has elected to include securities in such registration. The Registration Expenses of such withdrawn registration will be borne by TriPath in accordance with Section 8.2(b)(iv).

                  (iv) TriPath shall bear all expenses in connection with the procedures set forth in this Section 8.2(b) and the registration of the Registrable Shares pursuant to the registration statement(s), other than underwriting discounts and selling commissions related to the Shares being sold, and fees and expenses, if any, of counsel or other advisors to the Purchaser.

         (c) Indemnification. For the purpose of this Section 8.2(c),

                  (i) the term "Selling Stockholder" shall mean the Purchaser and any officer, director, employee, agent, affiliate or person deemed to be in control of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

                  (ii) the term "Registration Statement" shall mean any final prospectus, exhibit, supplement or amendment included in or relating to the registration statement referred to in Section 8.2; and

                  (iii) the term "untrue statement" shall mean any untrue statement or alleged untrue statement of, or any omission or alleged omission to state, in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         TriPath agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the effective date thereof, or arise out of any failure by TriPath to fulfill any undertaking included in the Registration Statement and TriPath will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that TriPath shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to TriPath by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to such Selling Stockholder prior to the pertinent sale or sales by such Selling Stockholder.

         The Purchaser agrees to indemnify and hold harmless TriPath (and any officer, director, employee, agent, affiliate or person deemed to be in control of TriPath within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively "PURCHASER INDEMNIFIED PERSONS")) from and against any losses, claims, damages or liabilities to which TriPath (or any such Purchaser Indemnified Person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the effective date thereof if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of a Purchaser specifically for use in preparation of the Registration Statement, and the Purchaser will reimburse TriPath (or such Purchaser Indemnified Person), for any legal or other expenses reasonably incurred in investigating, defending, or preparing to defend any such action, proceeding or claim; provided, however, that no Purchaser shall be liable for any statement or omission in any Prospectus that is corrected in any subsequent Prospectus prior to the pertinent sale or sales by TriPath.

         Promptly after receipt by any indemnified person of a notice of a claim or the commencement of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 8.2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person; provided, however, that the indemnifying person shall not agree to a settlement of any such action without the consent of the indemnified person, which consent shall not be unreasonably withheld. In no event, however, shall any indemnifying person be liable with respect to any claims made against any indemnified person against whom an action is brought unless such indemnified person shall have notified the indemnifying person in writing within a reasonable time after the summary or other first legal process giving information of the nature of the claim shall have been served upon the indemnified person, if the indemnifying person's ability to defend has been materially impaired thereby, but failure to notify the indemnifying person of such claim shall not relieve it from any liability which it may have to any indemnified person otherwise than on account of its indemnity agreement contained in this Section 8.2. After notice from the indemnifying person to such indemnified persons of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any officer, director, employee, agent, affiliate or person deemed to be in control of such indemnifying person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person. It is understood, however, that any indemnifying person shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits, or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties not having actual or potential differing interests with such indemnifying person or among themselves.

         (d) No Exercise. The Purchaser's registration rights hereunder (including its shelf registration) shall be exercisable from time to time for so long as Purchaser or its affiliates holds the Shares, and shall, notwithstanding the foregoing, not be exercisable by such holder if it can at such time sell all Shares held by it in the ensuing three-month period in reliance upon Rule 144 under the Securities Act.

         8.3. Covenants of the Purchaser.

         (a) "Stand-Off" Agreement. If the Purchaser holds Shares representing more than 2.5% of the outstanding shares of Common Stock at any time after the Closing Date when TriPath proposes to offer shares of Common Stock (or other securities convertible, exercisable or exchangeable for, or linked to the performance of, capital stock of TriPath) for sale in a registered underwritten public offering, then the Purchaser agrees not to directly or indirectly (i) sell, offer, contract to sell, make any short sale, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, hedge or otherwise transfer or dispose of any of the Shares or other equity securities of TriPath or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences or ownership of any of the Shares or such securities, whether any such transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise (collectively, "Transfer") during the period commencing 10 days prior to, and expiring 180 days after, such registered public offering has become effective, provided, that all executive officers and directors of TriPath enter into similar agreements and provided further that such restrictions shall not apply to any disposition of Shares by the Purchaser pursuant to the request for a firm commitment underwritten demand registration (but not shelf registration) delivered to TriPath prior to the date that TriPath files any documents with respect to its underwritten public offering with the SEC. TriPath may impose stop transfer instructions with respect to the Shares or other securities subject to the foregoing restriction until the end of any stand-off period.

         (b) Lock-Up of Shares. The Purchaser hereby agrees that it will not, directly or indirectly Transfer any of the Shares or other equity securities of TriPath for a period of 28 months following the Closing Date (the "Lock-Up Period). Following the Lock-Up Period, the Purchaser may Transfer up to 50% of the Shares in any 12-month period irrespective of the market price of the Shares at the time of such Transfer. Notwithstanding anything in this Section 8.3(b) to the contrary, the Purchaser may Transfer the Shares during the Lock-Up Period, in the amounts and at such times specified in the Lock-Up Schedule set forth below at a price equal to or greater than the price specified in the Lock-Up Schedule.

                                LOCK-UP SCHEDULE

                                    NUMBER OF SHARES            MINIMUM
         TIME PERIOD                THAT CAN BE SOLD          SALES PRICE
         -----------                ----------------          -----------

         After 1st Anniversary          500,000
         of Closing Date                 Shares                $20.00 USD

         After 13-month
         Anniversary of Closing    1,000,000 Additional
         Date                            Shares                $25.00 USD

         After 14-month
         Anniversary of Closing    1,000,000 Additional
         Date                            Shares                $30.00 USD


         8.4. Observer Rights. The Purchaser shall be entitled to have a designee attend (but not to vote at) all meetings of the TriPath and each TriPath Subsidiary Board of Directors and its committees as an observer and such designee shall be given the same notice of all such meetings and the same materials given to directors; provided, that TriPath and the TriPath Subsidiary reserves the right not to provide information and to exclude any such designee from any meeting to the extent of any matters to which the Purchaser and TriPath or such TriPath Subsidiary are actual or potential competitors or have actual or potential adverse or conflicting interests.

         8.5. Listing. TriPath shall use its best efforts to cause the Common Stock to continue to be listed on Nasdaq or any National Securities Exchange so long as any Shares are held by the Purchaser.

         8.6. Rule 144. (a) So long as any Shares are held by the Purchaser and are not eligible for sale under Rule 144(k), TriPath shall file all reports required to be filed by it under the Exchange Act and, shall take such further action as the Purchaser may reasonably request, all to the extent required to enable the Purchaser to sell any of the foregoing securities pursuant to and in accordance with Rule 144 under the Securities Act. Such action shall include, but not be limited to, making available adequate current public information meeting the requirements of paragraph (c) of such Rule 144.

         (b) Compliance with Rule 144. At the written request of the Purchaser at any time and from time to time, TriPath shall furnish to the Purchaser, within three days after receipt of such request, a written statement confirming TriPath's compliance with the filing requirements of the SEC set forth in SEC Rule 144 as amended from time to time.

         SECTION 9. Covenants of the Purchaser.

         9.1. Consummation of Agreement. The Purchaser shall use its best efforts to perform and fulfill all conditions and obligations to be performed and fulfilled by it under this Agreement and further to ensure that to the extent in its control or capable of influence by it, no breach of any of its representations, warranties and agreements hereunder or contemplated hereby occurs or exists on or prior to the Closing to the end that the transactions contemplated by this Agreement shall be fully carried out in a timely fashion. The Purchaser will take all reasonable actions necessary or desirable to consummate the transactions contemplated by this Agreement.

         SECTION 10. Miscellaneous.

         10.1. Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by telephone, personal delivery or courier) or courier, postage prepaid (where applicable), addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

         If to TriPath:         TriPath Imaging, Inc.
                                780 Plantation Drive
                                Burlington, North Carolina 27215
                                Attention:  President
                                Telephone:  (800) 426-2176
                                Telecopy:  (336) 222-8819

         with a copy to:        Palmer & Dodge LLP
                                One Beacon Street
                                Boston, Massachusetts 02108
                                Attention:  Steven N. Farber, Esq.
                                Telephone:  (617) 573-0100
                                Telecopy:  (617) 227-4420

         If to Purchaser:       to the address set forth below the
                                Purchaser's name on the signature page hereto

         10.2. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement.

         10.3. Survival of Representations, Warranties and Agreements; Assignability of Rights. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by TriPath and the Purchaser herein, except as otherwise provided herein, shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor. Except as otherwise provided herein, (i) the covenants, agreements, representations and warranties of TriPath made herein shall bind TriPath's successors and assigns and shall insure to the benefit of the Purchaser's successors and assigns and (ii) the covenants, agreements, representations and warranties of the Purchaser made herein shall bind the Purchaser's successors and assigns and shall inure to the benefit of TriPath's successors and assigns.

         10.4. Assignment. Neither this Agreement nor any of the rights and obligations contained herein may be assigned or otherwise transferred by either party without the consent of the other party; provided, however, that either TriPath or a Purchaser may, without such consent, assign its rights and obligations under this Agreement (i) to any affiliate, all or substantially all of the equity interest of which is owned and controlled by such party or its direct or indirect parent corporation, or (ii) in connection with a merger, consolidation or sale of substantially all of such party's assets to an unrelated third party; provided, however, that such party's rights and obligations under this Agreement shall be assumed by its successor in interest in any such transaction and shall not be transferred separate from all or substantially all of its other business assets, including those business assets. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement.

         10.5. Amendments and Waivers. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by TriPath and the Purchaser. The waiver by either party hereto of any right hereunder or of the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

         10.6. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         10.7. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         10.8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

         10.9. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement, or the transactions contemplated hereby shall be brought in the United States District

Court for the District of Delaware or any Delaware state court, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

         10.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         10.11. Expenses. Except as otherwise specifically provided herein, each party shall bear its own expenses in connection with this Agreement.

         10.12. Publicity. Neither party hereto shall issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other party, except as may be required by applicable law or regulation.

         10.13. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed by their duly authorized representatives as of the day and year first above written.

TRIPATH IMAGING, INC.


By: /s/ Paul R. Sohmer, M.D.
    -------------------------------------------------
     Name: Paul R. Sohmer, M.D.
     Title: President & CEO


BECTON, DICKINSON AND COMPANY


By: /s/ Vincent A. Forlenza
    -------------------------------------------------
     Name: Vincent A. Forlenza
     Title: Sr. Vice President - Technology, Strategy
            and Development

Address:  1 Becton Drive
          Franklin Lakes, NJ 07417
          Telecopy:  201-848-9228



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

                                                                       EXHIBIT A

TELEPHONE: (617) 573-0100                             FACSIMILE: (617) 227-4420

                        FORM OF OPINION OF PALMER & DODGE

                                   July , 2001



Becton, Dickinson  and Company
[Address]

RE: SECURITIES PURCHASE AGREEMENT BETWEEN TRIPATH IMAGING, INC. AND BECTON, DICKINSON AND COMPANY

Ladies and Gentlemen:

         We are furnishing this opinion to you pursuant to Section 6.3 of the Securities Purchase Agreement, dated as of July __, 2001 (the "Purchase Agreement"), between TriPath Imaging, Inc., a Delaware corporation ("TriPath" or the "Company") and Becton, Dickinson and Company, a New Jersey corporation (the "Purchaser") providing for the purchase of ____________ shares of the common stock, par value $0.01 per share, of TriPath by the Purchaser (the "Shares"). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

         We have acted as counsel to TriPath in connection with the preparation, execution and delivery of the Purchase Agreement. We have examined such documents and made such other investigation as we have deemed appropriate to render the opinions set forth below. As to matters of fact material to our opinions, we have relied, without independent verification, on representations made in the Purchase Agreement and certificates and other inquiries of officers of TriPath. We also have relied on certificates of public officials.

          References to "our knowledge" or equivalent words mean the actual knowledge of the lawyers in this firm responsible for preparing this opinion letter after such inquiry as they deemed appropriate.

         The opinions expressed below are limited to Massachusetts law, the Delaware General Corporation Law and the federal law of the United States.

         Based upon the foregoing and subject to the additional qualifications set forth below, we are of the opinion that:

                  1. TriPath is validly existing as a corporation and in good standing under Delaware law and has the corporate power to execute and deliver the Purchase Agreement and to perform its obligations thereunder.

Becton, Dickinson and Company
June __, 2001
Page 2


                  2. TriPath has duly authorized, executed and delivered the Purchase Agreement, and the Purchase Agreement constitutes its valid and binding obligation enforceable against it in accordance with its terms.

                  3. The execution and delivery by TriPath of the Purchase Agreement does not, and the performance by it of its obligations thereunder will not (i) violate any law covered by this opinion, (ii) violate any court order, judgment or decree applicable to it and known to us, or (iii) violate its charter or by-laws.

                  4. The Shares, when issued in compliance with the provisions of the Purchase Agreement, will be validly issued, fully paid and nonassessable.

                  5. Based in part upon representations and warranties of the Purchaser set forth in the Purchase Agreement, the issuance and sale of the Shares in conformity with the Purchase Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

         Our opinions above are subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors and to general principles of equity.

         This opinion shall be interpreted in accordance with the Legal Opinion Principles issued by the Committee on Legal Opinions of the American Bar Association's Business Law Section as published in 53 Business Lawyer 831 (May
1998).

         This opinion is being furnished only to you in connection with the transaction described above and may not be relied on without our prior written consent for any other purpose or by anyone else.

                                                    Very truly yours,



                                                    Palmer & Dodge LLP

                                                                       EXHIBIT B

          FORM OF OPINION OF COUNSEL FOR BECTON, DICKINSON AND COMPANY

                                   July , 2001



TriPath Imaging, Inc.
780 Plantation Drive
Burlington, North Carolina  27215

TriPath Oncology, Inc.
c/o TriPath Imaging, Inc.
780 Plantation Drive
Burlington, North Carolina  27215

RE: SECURITIES PURCHASE AGREEMENT BETWEEN TRIPATH IMAGING, INC. AND BECTON, DICKINSON AND COMPANY

Ladies and Gentlemen:

         I am a Senior Attorney of Becton, Dickinson and Company, a New Jersey corporation (the "Purchaser"), and I am furnishing this opinion to you pursuant to Section 7.4 of the Securities Purchase Agreement, dated as of July __, 2001 (the "Purchase Agreement"), between TriPath Imaging, Inc., a Delaware corporation ("TriPath"), and the Purchaser, providing for the purchase of ____________ shares of the common stock, par value $0.01 per share, of TriPath by the Purchaser (the "Shares"). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

         In connection with this opinion, I have examined such documents and made such other investigation as I have deemed appropriate. As to matters of fact material to the opinions set forth below, I have relied, without independent verification, on representations made in the Purchase Agreement and certificates and other inquiries of officers of the Purchaser. In rendering this opinion, I have also assumed the genuineness and authenticity of all signatures on original documents, the authenticity of all documents submitted to me as originals, and the conformity to originals of all documents submitted to me as copies.

         My opinion is expressed only with respect to the laws of the State of New Jersey. I express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof.

         Based upon the foregoing and subject to the additional qualifications set forth below, I am of the opinion that:

TriPath Imaging, Inc.
June __, 2001
Page 2

                  1. The Purchaser is validly existing as a corporation and in good standing under New Jersey law and has the corporate power to execute and deliver the Purchase Agreement and to perform its obligations thereunder.

                  2. The Purchaser has duly authorized, executed and delivered the Purchase Agreement, and such Purchase Agreement constitutes its valid and binding obligation enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, moratorium or other laws affecting the enforcement of creditors' rights in general from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law and regardless of the limitations of the availability of equitable means).

                  3. The execution and delivery by the Purchaser of the Purchase Agreement does not, and the performance by it of its obligations thereunder will not (i) violate any law covered by this opinion, (ii) violate any court order, judgment or decree applicable to it and known to me, or (iii) violate its Certificate of Incorporation or by-laws.

         This opinion is being furnished only to you in connection with the transaction described above and may not be relied on without Purchaser's prior written consent for any other purpose or by anyone else.

                                                    Very truly yours,



                                                    Gary DeFazio
                                                    Senior Attorney


                                       2